Exhibit 99.1

HCC Reports Strong Results for the First Nine Months 2004 Despite Hurricane
Losses

    HOUSTON--(BUSINESS WIRE)--Nov. 2, 2004--HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the third quarter and first nine months of 2004.
    Net earnings for the third quarter of 2004 were lower at $15.8 million, or $0.24 per diluted share, compared to $36.4 million, or $0.56 per diluted share, for the third quarter of 2003 due to the impact of the previously reported losses from the four hurricanes during the quarter which affected net earnings by $35.7 million, or $0.54 per diluted share. Third quarter 2004 net earnings include net realized investment gains from the sale of fixed income securities of $2.6 million, or $0.04 per diluted share.
    For the first nine months of 2004 and despite the effect of the third quarter hurricane activity, net earnings increased 15% to a record $106.8 million, or $1.63 per diluted share, from $93.1 million, or $1.45 per diluted share, in the corresponding period of 2003.
    Stephen L. Way, Chairman and Chief Executive Officer, said, "Our core operations had a very strong performance during the quarter notwithstanding the effect of the unprecedented hurricane losses and we expect strong earnings growth to continue into 2005."
    Total revenue showed significant growth, increasing 31% for the third quarter 2004 to $322.2 million from $246.3 million and increasing 34% for the first nine months of 2004 to $917.5 million from $684.1 million, both compared to the corresponding period of 2003. This increase was due to the predominantly organic growth in all reporting segments and an acquisition in January 2004.
    The GAAP net combined ratio of our insurance company subsidiaries for the first nine months of 2004 was 92.9% compared to 88.8% in the same period of 2003, but on substantially higher net earned premium. Without the effect of the four hurricanes the GAAP net combined ratio would have been 7.6% lower at 85.3%.
    Premium of our insurance company subsidiaries continued to grow substantially, with net written premium increasing 20% to $800.4 million during the first nine months of 2004 compared to $666.1 million during the first nine months of 2003 and net earned premium increasing by 34% to $717.3 million from $535.4 million during the same period. These increases were considerably greater excluding discontinued lines of business, with net written premium rising 31% and net earned premium rising 41%, and are a result of increased retentions, an acquisition in January 2004 and strong, primarily organic growth, particularly in our Diversified Financial Products line of business.
    Mr. Way added, "Despite some rate softening, strong profit margins remain stable in our underwriting operations and we continue to be optimistic about 2005." Fee and commission income increased 29% during the first nine months of 2004 to $135.8 million from $105.3 million in the same period of 2003. These increases are primarily due to organic growth and an acquisition in late 2003. Cash flow from operating activities continued to be strong during the first nine months of 2004 increasing to $350.6 million from the previous record of $325.9 million during the first nine months of 2003, as a result of higher net earnings and increased net loss reserves.
    Net investment income increased 28% in the first nine months of 2004 to $49.5 million from $38.5 million in the same period of 2003. This growth was primarily as a result of increased investment assets, which grew 24% as of September 30, 2004, to $2.1 billion compared to $1.7 billion at December 31, 2003. The Company continues to follow a conservative investment philosophy with a very short duration of our portfolio, little or no high yield bonds and few equity investments. We anticipate that investment assets will continue to grow substantially in 2005 together with investment income, which could accelerate as we extend durations and if rates continue to rise.
    As of September 30, 2004, total assets grew 14% to $5.6 billion and book value per share increased 10% to $17.97 both compared to December 31, 2003. Shareholders' equity grew to $1.2 billion and the Company's debt to total capital ratio was 21.7%. See attached tables.
    The Company stated that it had just received a subpoena from the Office of the Attorney General of Minnesota, in connection with an ongoing, industry-wide investigation of insurance sales practices in the health insurance industry. The Company intends to cooperate fully with the Attorney General's investigation.
    HCC will hold an open conference call beginning at 4:00 p.m. (CST) on Tuesday, November 2, to discuss these results. To participate, the number for domestic calls is 866-244-4629 and the number for international calls is 703-639-1176. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available until Tuesday, November 9, 2004.
    HCC is an international insurance holding company and a leading specialty insurance group since 1974, based in Houston, Texas with offices across the USA and in Bermuda, England and Spain. HCC has assets of more than $5.5 billion, shareholders' equity of over $1 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

    For more information, visit our website at www.hcch.com.

    Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.



                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                          September 30, 2004
             (amounts in thousands, except per share data)


Three Months Ended September 30,                 2004         2003
------------------------------------------- ------------- ------------

Gross written premium                           $490,149     $443,040

Net written premium                              255,593      222,535

Net earned premium                               248,190      189,440

Fee and commission income                         45,891       41,578

Net investment income                             18,610       13,408

Other operating income                             5,580        1,719

Total revenue                                    322,197      246,313

Net earnings                                      15,803       36,366

Earnings per share (diluted)                        0.24         0.56

Cash flow from operations                        136,945      126,618

Weighted average shares outstanding
 (diluted)                                        65,605       64,885

GAAP net loss ratio                                 81.5%        62.8%

GAAP combined ratio                                107.8%        88.6%

                                            September 30, December 31,
                                                 2004         2003
                                            ------------- ------------

Total investments                             $2,117,629   $1,707,300

Total assets                                   5,550,674    4,864,296

Shareholders' equity                           1,163,142    1,046,920

Debt to total capital                               21.7%        22.9%

Book value per share                              $17.97       $16.37


                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                          September 30, 2004
             (amounts in thousands, except per share data)


Nine Months Ended September 30,                  2004         2003
------------------------------------------- ------------- ------------

Gross written premium                         $1,470,920   $1,299,767

Net written premium                              800,409      666,127

Net earned premium                               717,323      535,354

Fee and commission income                        135,836      105,293

Net investment income                             49,469       38,503

Other operating income                            10,362        4,623

Total revenue                                    917,485      684,125

Net earnings                                     106,786       93,101

Earnings per share (diluted)                        1.63         1.45

Cash flow from operations                        350,579      325,890

Weighted average shares outstanding
 (diluted)                                        65,573       64,106

GAAP net loss ratio                                 66.4%        63.3%

GAAP combined ratio                                 92.9%        88.8%

                                            September 30, December 31,
                                                 2004         2003
                                            ------------- ------------

Total investments                             $2,117,629   $1,707,300

Total assets                                   5,550,674    4,864,296

Shareholders' equity                           1,163,142    1,046,920

Debt to total capital                               21.7%        22.9%

Book value per share                              $17.97       $16.37


             HCC Insurance Holdings, Inc. and Subsidiaries

                 Condensed Consolidated Balance Sheets

                       (unaudited, in thousands)

                              September 30, 2004   December 31, 2003
                              ------------------- -------------------
ASSETS

Investments:
   Fixed income securities,
    at market (cost: 2004 -
    $1,503,220; 2003 -
    $1,134,128)                       $1,528,184          $1,164,166
   Short-term investments, at
    cost, which approximates
    market                               556,238             518,482
   Other investments, at
    market (cost: 2004 -
    $32,816; 2003 - $24,535)              33,207              24,652
                              ------------------- -------------------
          Total investments            2,117,629           1,707,300

Cash                                      61,600              96,416
Restricted cash and cash
 investments                             196,434             210,301
Premium, claims and other
 receivables                             931,963             899,031
Reinsurance recoverables               1,113,716             916,190
Ceded unearned premium                   319,346             291,591
Ceded life and annuity
 benefits                                 75,138              77,548
Deferred policy acquisition
 costs                                   134,876             106,943
Goodwill                                 397,052             386,507
Other assets                             202,920             172,469
                              ------------------- -------------------

      Total assets                    $5,550,674          $4,864,296
                              =================== ===================

LIABILITIES

Loss and loss adjustment
 expense payable                      $1,942,936          $1,535,288
Life and annuity policy
 benefits                                 75,138              77,548
Reinsurance balances payable             279,233             296,916
Unearned premium                         729,064             592,311
Deferred ceding commissions               92,988              88,129
Premium and claims payable               771,603             745,559
Notes payable                            322,229             310,404
Accounts payable and accrued
 liabilities                             174,341             171,221
                              ------------------- -------------------

      Total liabilities                4,387,532           3,817,376

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value;
 250.0 million shares
 authorized (shares issued and
 outstanding: 2004 - 64,717;
 2003 - 63,964 )                          64,717              63,964
Additional paid-in capital               465,628             447,671
Retained earnings                        600,760             509,159
Accumulated other
 comprehensive income                     32,037              26,126
                              ------------------- -------------------

      Total shareholders'
       equity                          1,163,142           1,046,920
                              ------------------- -------------------

      Total liabilities and
       shareholders' equity           $5,550,674          $4,864,296
                              =================== ===================


             HCC Insurance Holdings, Inc. and Subsidiaries

             Condensed Consolidated Statements of Earnings

           (unaudited, in thousands, except per share data)

                               Nine months ended   Three months ended
                                  September 30,       September 30,
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
REVENUE

Net earned premium             $717,323  $535,354  $248,190  $189,440
Fee and commission income       135,836   105,293    45,891    41,578
Net investment income            49,469    38,503    18,610    13,408
Net realized investment gain      4,495       352     3,926       168
Other operating income           10,362     4,623     5,580     1,719
                               --------- --------- --------- ---------

      Total revenue             917,485   684,125   322,197   246,313

EXPENSE

Loss and loss adjustment
 expense, net                   476,079   339,065   202,317   118,953

Operating expense:
   Policy acquisition costs,
    net                         151,636   103,047    52,995    37,083
   Compensation expense          69,881    57,912    23,443    19,301
   Other operating expense       51,024    39,505    17,849    13,467
                               --------- --------- --------- ---------
      Total operating expense   272,541   200,464    94,287    69,851

Interest expense                  6,018     5,497     2,060     1,901
                               --------- --------- --------- ---------

      Total expense             754,638   545,026   298,664   190,705
                               --------- --------- --------- ---------

      Earnings from continuing
       operations before income
       tax provision            162,847   139,099    23,533    55,608

Income tax provision from
 continuing operations           56,039    50,003     7,907    19,966
                               --------- --------- --------- ---------

Earnings from continuing
 operations                     106,808    89,096    15,626    35,642

Earnings (loss) from
 discontinued operations, net
 of income taxes (benefit) of
 $(1), $2,367, $109 and $462        (22)    4,005       177       724
                               --------- --------- --------- ---------

        Net earnings           $106,786   $93,101   $15,803   $36,366
                               ========= ========= ========= =========

Basic earnings per share data:

Earnings from continuing
 operations                       $1.66     $1.41     $0.24     $0.56

Earnings from discontinued
 operations                          --      0.07        --      0.01
                               --------- --------- --------- ---------

        Net earnings              $1.66     $1.48     $0.24     $0.57
                               ========= ========= ========= =========

Weighted average shares
 outstanding                     64,493    63,078    64,679    63,717
                               ========= ========= ========= =========

Diluted earnings per share
 data:

Earnings from continuing
 operations                       $1.63     $1.39     $0.24     $0.55

Earnings from discontinued
 operations                          --      0.06        --      0.01
                               --------- --------- --------- ---------

        Net earnings              $1.63     $1.45     $0.24     $0.56
                               ========= ========= ========= =========

Weighted average shares
 outstanding                     65,573    64,106    65,605    64,885
                               ========= ========= ========= =========

Cash dividends declared, per
 share                           $0.235    $0.205    $0.085    $0.075
                               ========= ========= ========= =========


             HCC Insurance Holdings, Inc. and Subsidiaries

            Condensed Consolidated Statements of Cash Flows

                       (unaudited, in thousands)

                                Nine months ended  Three months ended
                                  September 30,       September 30,
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
Cash flows from operating
 activities:
  Net earnings                 $106,786   $93,101   $15,803   $36,366
  Adjustments to reconcile net
   earnings to net cash
   provided by operating
   activities:
      Change in premium, claims
       and other receivables    (27,267) (177,880)   37,888    (7,934)
      Change in reinsurance
       recoverables            (192,811) (107,708) (128,039)  (43,624)
      Change in ceded unearned
       premium                  (24,795)  (91,177)  (18,153)  (25,364)
      Change in loss and loss
       adjustment expense
       payable                  392,111   251,553   222,886   101,720
      Change in reinsurance
       balances payable         (19,412)   85,316     9,391    21,051
      Change in unearned
       premium                  109,675   227,651    23,492    60,931
      Change in premium and
       claims payable, net
       of restricted cash        39,911    60,968   (34,194)    2,123
      Depreciation and
       amortization expense      11,671     8,485     4,303     2,921
      Other, net                (45,290)  (24,419)    3,568   (21,572)
                               --------- --------- --------- ---------
         Cash provided by
          operating activities  350,579   325,890   136,945   126,618

Cash flows from investing
 activities:
    Sales of fixed income
     securities                 199,491   131,884    65,797     8,703
    Maturity or call of fixed
     income securities          110,425   112,248    38,085    43,162
    Other proceeds                   --    16,846        --        --
    Change in short-term
     investments                  4,979  (114,801)   13,786   (25,238)
    Cost of securities
     acquired                  (629,001) (520,491) (222,738) (112,616)
    Payments for purchase of
     subsidiaries, net of
     cash received              (78,446)  (16,680)   (7,408)  (12,601)
    Other, net                    7,289   (19,095)    2,546   (17,125)
                               --------- --------- --------- ---------
         Cash used by investing
          activities           (385,263) (410,089) (109,932) (115,715)

Cash flows from financing
 activities:
    Issuance of notes payable,
     net of costs                 2,000   134,845        --        --
    Sale of common stock         14,639    17,476     1,569     5,507
    Payments on notes payable    (2,287)  (68,723)     (102)   (1,101)
    Dividends paid              (14,484)  (14,701)   (4,848)   (6,564)
                               --------- --------- --------- ---------
         Cash provided (used)
          by financing
          activities               (132)   68,897    (3,381)   (2,158)
                               --------- --------- --------- ---------

         Net change in cash     (34,816)  (15,302)   23,632     8,745

         Cash at beginning of
          period                 96,416    40,306    37,968    16,259
                               --------- --------- --------- ---------
         Cash at end of period  $61,600   $25,004   $61,600   $25,004
                               ========= ========= ========= =========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2004
                           ($ in thousands)

                                      3rd Qtr     3rd Qtr     Change
                                        2004        2003        %
                                     ----------- ---------- ----------
GROSS WRITTEN

Group life, accident & health          $147,235   $142,680         3 %
Diversified financial products          215,184    149,764        44
London market account                    34,649     48,910       (29)
Aviation                                 53,003     56,320        (6)
Other specialty lines                    41,061     23,035        nm
                                     ----------- ---------- ----------
                                        491,132    420,709        17 %
Discontinued lines                         (983)    22,331        nm
                                     ----------- ---------- ----------
                                       $490,149   $443,040        11 %
                                     =========== ========== ==========

NET WRITTEN

Group life, accident & health           $87,860    $76,236        15 %
Diversified financial products          100,183     52,203        92
London market account                    10,701     33,387       (68)
Aviation                                 34,483     24,561        40
Other specialty lines                    22,506     15,191        nm
                                     ----------- ---------- ----------
                                        255,733    201,578        27 %
Discontinued lines                         (140)    20,957        nm
                                     ----------- ---------- ----------
                                       $255,593   $222,535        15 %
                                     =========== ========== ==========

NET EARNED PREMIUM

Group life, accident & health           $86,055    $72,744        18 %
Diversified financial products           77,571     35,581       118
London market account                    22,050     35,276       (37)
Aviation                                 35,016     24,542        43
Other specialty lines                    18,554      3,176        nm
                                     ----------- ---------- ----------
                                        239,246    171,319        40 %
Discontinued lines                        8,944     18,121        nm
                                     ----------- ---------- ----------
                                       $248,190   $189,440        31 %
                                     =========== ========== ==========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                          September 30, 2004
                           ($ in thousands)

                                     Year to Date Year to Date Change
                                        2004         2003         %
                                     ------------ ------------ -------
GROSS WRITTEN

Group life, accident & health           $441,090     $426,162      4 %
Diversified financial products           606,847      400,190     52
London market account                    151,993      189,062    (20)
Aviation                                 149,996      165,280     (9)
Other specialty lines                    105,055       29,880     nm
                                     ------------ ------------ -------
                                       1,454,981    1,210,574     20 %

Discontinued lines                        15,939       89,193     nm
                                     ------------ ------------ ------
                                      $1,470,920   $1,299,767     13 %
                                     ============ ============ ======

NET WRITTEN

Group life, accident & health           $249,172     $233,589      7 %
Diversified financial products           267,997      134,417     99
London market account                     92,587      135,941    (32)
Aviation                                 109,564       75,765     45
Other specialty lines                     61,315       17,413     nm
                                     ------------ ------------ -------
                                         780,635      597,125     31 %

Discontinued lines                        19,774       69,002     nm
                                     ------------ ------------ ------
                                        $800,409     $666,127     20 %
                                     ============ ============ ======

NET EARNED PREMIUM

Group life, accident & health           $245,945     $220,253     12 %
Diversified financial products           207,684       80,399    158
London market account                     83,572      101,733    (18)
Aviation                                  92,283       72,779     27
Other specialty lines                     46,845        3,383     nm
                                     ------------ ------------ -------
                                         676,329      478,547     41 %

Discontinued lines                        40,994       56,807     nm
                                     ------------ ------------ -------
                                        $717,323     $535,354     34 %
                                     ============ ============ =======


                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                            Net Loss Ratios
                          September 30, 2004
                           ($ in thousands)

                                        Year to Date 2004
                             ----------------------------------------
                             Net Earned  Actual   Loss    Excluding
      Line of Business        Premium    Losses   Ratio  Hurricanes(a)
---------------------------- ---------- --------- ------ ------------
Group life, accident &
 health                       $245,945  $158,484   64.4%     64.4%

Diversified financial
 products                      207,684    97,730   47.1      47.1

London market account           83,572    75,497   90.3      47.0

Aviation                        92,283    64,272   69.6      58.3

Other specialty lines           46,845    32,829   70.1      60.2

                             ---------- --------- ------ ------------
                               676,329   428,812   63.4      55.7

Discontinued lines              40,994    47,267  115.3     115.3

                             ---------- --------- ------ ------------
Total                         $717,323  $476,079   66.4%     59.1%
                             ========== ========= ====== ============

                                            Full Year 2003
                                 -----------------------------------
                                   Net Earned    Actual      Loss
     Line of Business               Premium      Losses      Ratio
----------------------------     ------------- ----------- ---------
Group life, accident & health        $290,009    $178,561      61.6%

Diversified financial products        123,562      59,112      47.8

London market account                 137,572      73,254      53.2

Aviation                               97,536      59,952      61.5

Other specialty lines                  12,443       7,728      62.1

                                  ------------ ----------- ---------
                                      661,122     378,607      57.3

Discontinued lines                     77,150     110,045     142.6

                                  ------------ ----------- ---------
Total                                $738,272    $488,652      66.2%
                                  ============ =========== =========

(a) Presented for informational purposes only.


    CONTACT: HCC Insurance Holdings, Inc., Houston
             L. Byron Way, 713-690-7300